May 10, 2002

                SUPPLEMENT TO THE JANUARY 28, 2002 PROSPECTUS FOR
                           PIONEER MID CAP GROWTH FUND

The following replaces the section of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section.

BASIC INFORMATION ABOUT THE FUND

PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in common stocks (equity securities) of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. Normally, the fund invests at least 80% of its total assets in these securities. On April 30, 2002, the market value of companies in the index varied from $220 million to over $15 billion. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

COMPARISON WITH THE STANDARD & POOR'S (S&P) MIDCAP 400 INDEX AND THE RUSSELL MIDCAP GROWTH INDEX
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the S&P MidCap 400 Index and the Russell Midcap Growth Index. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is more representative of the fund's growth oriented style than the S&P MidCap 400 Index, and the fund will compare its performance to the Russell Midcap Growth Index in the future. Unlike the fund, the indices are not managed and do not incur expenses.

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2001)

                    1 YEAR   5 YEARS    10 YEARS       SINCE     INCEPTION
                                                   INCEPTION          DATE
------------------ -------- --------- ----------- ----------- -------------

Class A             -16.48      3.89        7.99       10.66      11/19/82
Class B             -16.01      3.77         n/a        5.51        2/1/96
Class C             -13.44      4.00         n/a        5.73        2/1/96
S&P MidCap
400 Index            -0.62     16.11       15.01       16.71*           --
Russell Midcap
Growth Index        -20.15      9.02       11.10       13.10*     12/31/85
------------------ -------- --------- ----------- ------------ ------------

*Reflects the return of the index since the inception of Class A shares for the S&P MidCap 400 Index. The return of each index since the inception of Class B and Class C shares is 16.59% for the S&P MidCap 400 Index and 10.21% for the Russell Midcap Growth Index. Russell Midcap Growth Index information is not available for periods prior to December 31, 1985.

                                                                   11887-00-0502
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds